SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          July 8, 2005
                                                ------------------------------


Commission         Registrant, State of Incorporation,   I.R.S. Employer
File Number        Address and Telephone Number          Identification No.


1-3526             The Southern Company                  58-0690070
                   (A Delaware Corporation)
                   270 Peachtree Street, N.W.
                   Atlanta, Georgia 30303
                   (404) 506-5000


The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01-Other Events

         On July 8, 2005, Southern Company Gas LLC ("Southern Company Gas"), a natural gas marketer in the State of Georgia, signed a letter of intent to negotiate the sale of substantially all of its assets to Cobb Electric Membership Corporation ("Cobb EMC"). Southern Company Gas is a subsidiary of The Southern Company and currently provides natural gas to approximately 170,000 residential and commercial customers, representing a 12.5 percent share of the Georgia market.

         Cobb EMC is an electric cooperative serving more than 185,000 customers and is currently preparing to seek certification from the Georgia Public Service Commission to become a licensed marketer in the competitive Georgia natural gas market.

         The proposed sale is subject to the negotiation of a definitive sale agreement and receipt of necessary regulatory or governmental approvals.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 8, 2005                   THE SOUTHERN COMPANY



                                      By      /s/ Patricia L. Roberts
                                        -------------------------------------
                                                   Patricia L. Roberts
                                                   Assistant Secretary